UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2023

ONYX ACQUISITION CO. I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41003	98-1584432
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

104 5th Avenue New York, New York	10011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 974-2844

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	ONYXU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	ONYX	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	ONYXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 26, 2023, Onyx Acquisition Co. I (the “Company”) held an extraordinary general meeting of shareholders (the “Meeting”) at which the Company’s shareholders approved two proposals to amend the Company’s amended and restated memorandum and articles of association (the “Articles”). The first proposal would extend the date by which the Company has to consummate a business combination from February 5, 2023 to August 7, 2023 (the “Extension Amendment Proposal”). The second proposal would remove the limitation that the Company shall not redeem Class A ordinary shares included as part of the units sold in its initial public offering (including any shares issued in exchange thereof) to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 (the “Redemption Limitation Amendment Proposal”). The Extension Amendment Proposal and Redemption Limitation Amendment Proposal are described in more detail in the definitive proxy statement of the Company, which was filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 8, 2022 (the “Proxy Statement”), as supplemented to date.

The foregoing description is qualified in its entirety by reference to the amendment to the Company’s Articles, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Meeting, holders of 29,442,403 ordinary shares (consisting of 22,829,903 Class A ordinary shares and 6,612,500 Class B ordinary shares) were present in person, virtually over the Internet or by proxy, representing 89.05% of the voting power of the Company’s ordinary shares as of November 23, 2022, the record date for the Meeting, and constituting a quorum for the transaction of business. A summary of the voting results at the Meeting is set forth below:

The shareholders approved the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal.

The voting results for each proposal were as follows:

The Extension Amendment Proposal

For	Against	Abstain
29,330,369	112,034	0

The Redemption Limitation Amendment Proposal

For	Against	Abstain
28,737,735	112,034	592,634

As there were sufficient votes to approve the above proposals, the “Adjournment Proposal” described in the Proxy Statement was not presented to shareholders.

Item 8.01. Other Events.

Sponsor Contributions to Trust Account

Based on the results of the Meeting, as previously announced, Onyx Acquisition Sponsor Co. LLC (our “Sponsor”) will contribute (each such contribution, a “Contribution”) into the Company’s trust account (the “Trust Account”) the lesser of (x) an aggregate of $120,000 or (y) $0.035 per share for each public share that was not redeemed at the Meeting for each monthly period until August 7, 2023 (commencing on February 7, 2023 and ending on the 7th day of each subsequent month), or portion thereof, that is needed by the Company to complete its initial business combination. For the avoidance of doubt, the maximum aggregate Contributions to the trust account shall not exceed $720,000 based on six monthly Contributions.

Each monthly Contribution into the Trust Account will take the form of a non-interest bearing, unsecured loan which will be repayable by the Company upon consummation of an initial business combination. If the Company does not consummate an initial business combination by the August 7, 2023, the promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.

Conversion of Founder Shares

On January 26, 2023, based on the results of the Meeting, the holders of the Company’s outstanding Class B ordinary shares (the “founder shares”) converted all of the founder shares into Class A ordinary shares. Notwithstanding the conversions, such holders will not be entitled to receive any monies held in the Trust Account as a result of their ownership of any Class A ordinary shares issued upon conversion of the founder shares.

Redemptions

In connection with the vote to approve the Extension Amendment Proposal, holders of 22,239,972 Class A ordinary shares exercised their right to redeem their shares for cash at a redemption price of approximately $10.30 per share, for an aggregate redemption amount of approximately $229 million. As a result, $229,071,711 will be removed from the Trust Account to pay such holders and 4,210,028 Class A ordinary shares remain outstanding (excluding the converted founder shares).

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the proposed Contribution and the conversion of the outstanding founder shares into Class A ordinary shares. These statements are based on current expectations on the date of this Current Report on Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

3.1	Amendment to Amended and Restated Memorandum and Articles of Association.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2023	ONYX ACQUISITION CO. I

	By:	/s/ Michael Stern
	Name:	Michael Stern
	Title:	Director, Chairman and Chief Executive Officer

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